SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 MARCH 14, 2006

                                 SUPERVALU INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


   DELAWARE                         1-5418                        41-0617000
(STATE OR OTHER              (COMMISSION FILE NUMBER)           (IRS EMPLOYER
JURISDICTION OF                                                 IDENTIFICATION
 INCORPORATION)                                                     NUMBER)

                11840 VALLEY VIEW ROAD
                EDEN PRAIRIE, MINNESOTA                     55344
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)
                   (952) 828-4000
   REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                       N/A
                            (FORMER NAME AND ADDRESS,
                          IF CHANGED SINCE LAST REPORT)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS

         On March 14, 2006, SUPERVALU INC. (the "Company") made a presentation to analysts and others relating in part to the Company's previously announced transaction entered into on January 22, 2006, between the Company, Albertson's Inc. and other parties. The presentation materials are filed herewith as Exhibit
99.1. These materials are incorporated herein by reference and the foregoing description is qualified in its entirety by reference to such materials. Further detail on the subject transactions is available in the Company's Registration Statement on Form S-4 filed on March 14, 2006.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits

         EXHIBIT NO.                DOCUMENT DESIGNATION

         99.1                       Investor Presentation, dated March 14, 2006.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 14, 2006

                                            SUPERVALU INC.


                                            By:  /s/  John P. Breedlove
                                               ------------------------
                                               Name:   John P. Breedlove, Esq.
                                               Title:  Associate General Counsel
                                                       and Corporate Secretary

                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER                     DESCRIPTION

         99.1                       Investor Presentation, dated March 14, 2006.